AMENDING AGREEMENT
to the
PROPERTY OPERATING AGREEMENT

THIS AGREEMENT made effective as of the 16thday of November , 2004

BETWEEN:

CHUB EXPLORATION LTD. a body corporate, incorporated under the laws of British Columbia and having an office at 509 - 4438 West 10th Avenue, in the City of Vancouver, in the Province of British Columbia;

(hereafter “Chub”)

- and -

MITCHELL GEOLOGICAL SERVICES INC, a body corporate, incorporated under the laws of British Columbia and having an office at 1028 - 470 Granville St., in the City of Vancouver, in the Province of British Columbia;

(hereafter “Services”)

-and-

MARVIN A. MITCHELL, an individual having an office at 1028 - 470 Granville St., in the City of Vancouver, in the Province of British Columbia;

(hereafter “Mitchell”)

WHEREAS:

A.      Chub, Services and Mitchell have entered into a Property Operating Agreement dated September 14, 2004

B.      Chub, Services and Mitchell desire to clarify the extent of Service’s mineral property interest pursuant to the Property Operation Agreement.

NOW THEREFORE in consideration of ten dollars ($10.00) and other good and valuable consideration paid by each party to the other (the receipt and sufficiency of which is hereby acknowledged by each party), the Property Acquisition Agreement is amended as follows:

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REPRESENTATIONS AND WARRANTIES OF SERVICES

Paragraph 2.1;
Delete the words: “Services hereby acknowledges and confirms that it holds the Property Rights related to an undivided one hundred (100%) percent interest in the Property as at the date hereof.”
Add the words: “Intentionally left blank”

ENTIRE AGREEMENT: This Agreement together with the Property Operating Agreement dated September 14, 2001, constitute the entire agreement to date between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties with respect to the subject matter of this Agreement.

This Amending Agreement may be executed in one or more counterparts, each of which, including a facsimile copy thereof, shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF this agreement has been executed as of the day and year first above written.

MITCHELL GEOLOGICAL SERVICES INC.

Per  /s/ Marvin A. Mitchell
       Marvin A. Mitchell

CHUB EXPLORATION LTD.

Per  /s/ Scott Young
       Scott Young, pres

/s/ Marvin A. Mitchell                                                                                                         /s/ Erik A. Ostensoe
Marvin A. Mitchell                    Witness

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